Exhibit 10.13
Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
DB04/0835466.0001/14124542.2
CROSSFIRST BANKSHARES, INC.
2018 OMNIBUS EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD

AGREEMENT
Date of Grant:

________________________________
Number of Restricted Stock Units Granted:

________________________________
This Restricted Stock Unit Award Agreement (this "RSU Award

Agreement"), is entered into on
___________________________, by and between CrossFirst Bankshares,

Inc., a Kansas Corporation (the
"Company") and _________________

(the "Grantee").
RECITALS:
A.

Effective October 25, 2018, the Company adopted the CrossFirst Bankshares, Inc.

2018
Omnibus Equity Incentive Plan (the "Plan") pursuant to which the Company may, from time to time,
grant Restricted Stock Units to eligible Service Providers of the Company and its Affiliates.
B.

The Grantee is a Service Provider of the Company or one of its Affiliates and

the
Company desires to grant to the Grantee Restricted Stock Units relating to the Company's Shares on the
terms and conditions reflected in this RSU Award Agreement, the Plan and as otherwise established by the Committee.
AGREEMENT:
In consideration of the mutual covenants contained herein and other good and valuable
consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
S
ection 1.

Incorporation of the Plan.

All provisions of this RSU Award Agreement and
the rights of the Grantee hereunder are subject in all respects to the provisions of the Plan, the terms of
which are incorporated herein by reference, and the powers of the Committee therein provided.

Capitalized terms used in this RSU Award Agreement but not defined herein have the meanings set forth in Plan.
S
ection 2.

Grant of Restricted

Stock Units.

As of the

Date of Grant

identified above, the
Company hereby

grants to

the Grantee

and credits

to a

separate account

maintained on

the books

of the
Company

("Account")

that

number

of

Restricted

Stock

Units

identified

above

opposite

the

heading
"Number of Restricted Stock

Units Granted" (the "RSUs").

On any date, the value

of each RSU shall equal
the Fair Market

Value of a Share and

each RSU

shall represent

a right

to receive one

Share, if the

applicable
terms and

conditions are

satisfied.

The Grantee's

interest in

the Account

shall make

the Grantee

only a
general, unsecured creditor of the Company. Unless otherwise provided for in the Plan, the RSUs may not be

sold,

transferred,

gifted,

bequeathed,

pledged,

assigned,

or

otherwise

alienated

or

hypothecated,
voluntarily or involuntarily.

The rights of the Grantee with respect to the RSUs shall remain forfeitable at all times prior

to the date

or dates (each

a "Vesting

Date") on which such

rights are vested

in accordance
with Section 3 below.

S
ection 3.

Vesting

and Settlement of RSUs.

The RSUs may be settled by delivering to the
Grantee or his

or her Beneficiary, as

applicable, either, as

determined by

the Company in

its sole discretion,
(a) an amount

of cash equal

to the Fair

Market Value

of a Share

as of the

Vesting

Date multiplied by the

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
number of Shares underlying

the RSUs held by

the Grantee (or a

specified portion of

the RSUs in the

event
of any partial

vesting), or (b)

a number of

Shares equal to

the whole number

of Shares underlying

the RSUs
then held by the Grantee (or a specified portion of the RSUs in the event of any partial vesting).

The date
on which the Company pays cash or issues

Shares to the Grantee in connection with vesting of

an RSU is
the settlement date.

Except as specifically provided

elsewhere under the

Plan or in this

RSU Award Agreement, the restrictions
on the RSUs will lapse and the RSUs will become vested in accordance with the schedule set forth below:
Vesting

Date
Percentage of RSUs Vested
_______ _______%
_______ _______%
_______ _______%
Notwithstanding the foregoing,

(a) if the Grantee's position

as a Service Provider

with the Company or

any
of its Affiliates is terminated by reason of the Grantee's death or

Disability, the Vesting

Date for all of the
RSUs automatically

will be accelerated

to the

date of the

Grantee's termination as

a Service

Provider; or
(b) if the Grantee

resigns his or her

position as a Service

Provider with the Company

or any of its Affiliates
due to Retirement, the

unvested RSUs shall

not be forfeited upon

Grantee's Retirement and

shall instead be
settled in accordance with

the vesting schedule shown above

(i.e., the specified percentage

of RSUs shall
be settled

no later

than the

60
th

day following

each original

Vesting

Date shown

on the

vesting schedule
above that occurs after the date on which the Grantee resigns his or her position as a Service Provider due
to

Retirement).

For

purposes

of

this

RSU

Award

Agreement,

"Retirement"

shall

mean

the

Grantee
resigning his or her

position as a Service

Provider with the Company or

any of its Affiliates

(other than a
resignation

in

connection

with

the

Grantee's

employment

being

terminated

for

Cause)

after

the

first
anniversary of

the

Date of

Grant

and after

(i) attaining

age 55,

(ii)

providing 10

years

of

service to

the
Company or its Affiliates (for

purposes of this RSU

Award Agreement, a "year of service" is

a consecutive
365 day period during

which the Grantee served as

a Service Provider), and

(iii) six months have elapsed
from the date

the Grantee provided

the General Counsel

and Corporate Secretary

of the Company,

or his
or her designee(s), with advance written notice of the Grantee's intent to resign due to Retirement.
Payment of the cash and/or Shares following

a Vesting Date (or,

in the case of a Grantee who has

resigned
his

or

her

position

as

a

Service

Provider

due

to

Retirement, each

original

"Vesting

Date"

listed

on

the
vesting

schedule

above)

shall

be

made

by

the

Company

to

the

Grantee

as

soon

as

administratively
practicable, but no later

than the 60th

day following a Vesting

Date (or,

in the case

of a Grantee

who has
resigned his or her position as a

Service Provider due to Retirement,

each original "Vesting Date" listed on
the vesting schedule above).

Section 4.

Cancellation of RSUs.

Unless otherwise provided

in this Section 4

or in the

Plan,
if, prior to the final Vesting Date, the Grantee's position as a Service

Provider to the Company or any

of its
Affiliates

is

terminated

for

any

reason

(other

than

the

Grantee's

death,

Disability,

or

Retirement)

or

no
reason, the Grantee

shall thereupon

immediately forfeit

any and all

unvested RSUs,

all such unvested

RSUs
shall

be cancelled

and the

Grantee shall

have no

further rights

under this

RSU Award

Agreement.

For
purposes of this RSU Award

Agreement, the transfer of employment between the Company and any of its
Affiliates (or

between Affiliates)

shall not

constitute a

termination of

the Grantee's

position as

a Service
Provider.

Section 5.

Dividends and

Voting.

Prior to

an RSU's

settlement date,

the Grantee

shall be
entitled

to

receive

Dividend

Equivalent

payments

for

any

dividends

paid

by

the

Company

on

Shares,
whether payable in Stock, in cash or in kind, or other distributions, declared as of a record date that occurs
on or after the Date of Grant hereunder

and prior to any cancellation of such

RSUs, provided that any such

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
Dividend Equivalent payments shall be held in escrow by the Company and, be subject to the same rights, restrictions on transfer

and conditions applicable

to the underlying

RSUs.

In the event

of cancellation of
any or

all of

the RSUs,

the Grantee

will forfeit

all Dividend

Equivalent payments

held in

escrow and

relating
to the underlying cancelled

RSUs.

The Grantee will have

no voting rights with

respect to any of

the RSUs.
Section 6.

Tax Withholding.

The Grantee shall be required to pay to the Company, and the
Company shall have the

right to deduct from

any compensation paid to

the Grantee pursuant to

the Plan, or
from

any

other

compensation otherwise

due

to

the

Grantee,

the

amount

of

any

federal,

state,

and

local
withholding obligations of the Company with

respect to the RSUs.

The Company will not deliver Shares
to the Grantee under this

RSU Award

Agreement unless the Grantee has remitted (or

in appropriate cases
agrees

to

remit)

or

otherwise

provided

for

the

satisfaction

of

any

withholding

obligation.

Unless
specifically denied by the

Committee, the Grantee

may elect to satisfy

any such withholding obligations

by
one or a combination of the following methods:
(a)

payment of an amount in cash equal to the amount to be withheld;
(b)

payment by tendering previously acquired Shares (either actually or by attestation) valued
at the Share's then Fair Market Value and equal

to the amount to be withheld; or
(c)

requesting that the

Company withhold from

the Shares otherwise

issuable to the

Grantee
Shares having a Fair Market Value equal to or less than the amount to be withheld.
To the extent the Committee

permits withholding

through either the

payment of previously

acquired Shares
or withholding from Shares

otherwise issuable to the Grantee,

any such withholding shall

be in accordance
with

any

rules

or

established procedures

for

election by

Participants, including

any

rules

or

restrictions
relating

to

the

period

of

time

any

previously

acquired

Shares

have

been

held

or

owned,

including

any
elections, the irrevocability of

any election, or

any special rules relating

to a Grantee

who is an

officer of
the Company within the meaning of Section 16 of the 1934 Act.
In the

event that

the Grantee

becomes eligible

to resign

his or

her position

as a

Service Provider

due to
Retirement (i.e., when the Grantee has

attained age 55 and provided 10 years

of service to the Company or
its Affiliates), for

purposes of

certain FICA

tax withholding obligations,

any unvested

RSUs shall

no longer
be subject to a substantial risk of forfeiture as of the date the Grantee both attains age 55 and has provided
10 years of service to the Company or its Affiliates.
S
ection 7.

No

Right

to

Continue

as

a

Service

Provider.

Neither

the

Plan

nor

this

RSU
Award

Agreement

confers

upon

the

Grantee

any

right

to

be

retained

in

any

position

as

an

Employee,
Consultant, or Director of the Company.

Further, nothing in the Plan or this RSU Award Agreement shall be construed to limit

the discretion of the

Company to terminate the

Grantee as a Service

Provider at any
time, with or without Cause.

S
ection 8.

Restrictive

Covenants.

In

consideration

for

the

granting

of

the

RSUs

and

in
addition to any

other restrictive agreements that

the Grantee may

have entered into

with the Company

or
an Affiliate, the Grantee accepts and agrees to be bound (except in cases in which the following covenants
conflict with

the terms

of any

employment agreement

between the

Company or

an Affiliate

and the

Grantee;
in such cases the terms of such an employment agreement shall control) in accordance with the provisions set forth in Exhibit A.
Section 9.
Compliance with

Law.

The issuance

and transfer

of Shares

shall be

subject to
compliance by the

Company and

the Grantee with

all applicable

requirements of federal

and state

securities
laws and with all

applicable requirements of any stock

exchange on which the

Company's Shares may be

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
listed. No Shares

shall be issued

with respect to

the RSUs unless

and until any

then applicable

requirements
of

state or

federal laws

and regulatory

agencies have

been fully

complied with

to the

satisfaction of

the
Company and its counsel. The Grantee

understands that the Company

is under no obligation to register

the
Shares

with

the

Securities

and

Exchange

Commission,

any

state

securities

commission,

or

any

stock
exchange to effect such compliance.
S
ection 10.

Notices.

Any

notice

required

to

be

delivered

to

the

Company

under

this

RSU
Award Agreement shall be in writing and addressed to

the General Counsel and Corporate

Secretary of the
Company at the Company's principal corporate office.

Any notice required to be delivered to the Grantee
under this RSU Award Agreement shall be in writing

and addressed to the

Grantee at the Grantee's

address
as shown in

the records of

the Company.

Either party may

designate another address in

writing (or such
other method approved by the Company) from time to time.
S
ection 11.

Governing Law.

This RSU Award

Agreement will be construed and interpreted
in accordance with the laws of the State of Kansas without regard to conflict of law principles.
S
ection 12.

Adjustments.

If any change is made to the outstanding Stock or capital structure of the Company,

if required, the

RSUs shall be

adjusted or terminated in

any manner as

contemplated by
the Plan.
S
ection 13.

Amendment.

This RSU Award

Agreement may be amended in

a manner that is
materially adverse to the Grantee only by a writing

executed by the parties hereto which specifically states
that it is amending this RSU Award Agreement.
S
ection 14.

Clawback Policy.

The RSUs

will be

subject to

certain provisions

of the

Dodd-
Frank

Wall

Street

Reform

and

Consumer

Protection

Act

of

2010

(“Dodd-Frank”)

and

any

other
compensation clawback

policy that

the Committee

has adopted

or is

required to

adopt pursuant

to the

listing
standatds of

any national

securities exchange

on which

the Company's

securities are

listed or

as is otherwise
required

by

Dodd

Frank

or

any

other

applicable

law,

including

without

limitation

the

CrossFirst
Bankshares, Inc. Incentive Compensation Clawback Policy.

Grantee acknowledges that the RSUs may be
clawed back by the

Company in accordance

with any policies

and procedures adopted

by the Committee in
order to comply with Dodd Frank or as set forth in this RSU Award Agreement.

Section 15.

Interpretation.

Any

dispute

regarding

the

interpretation

of

this

RSU

Award
Agreement shall be submitted

by the Grantee

or the Company to

the Committee for

review.

The resolution
of such dispute by the Committee shall be final and binding on the Grantee and the Company.
S
ection 16.

Titles.

Titles are

provided herein for

convenience only and

are not to

serve as a
basis for interpretation or construction of this RSU Award Agreement.
S
ection 17.Section

409A Compliance.

Notwithstanding any provision

of the

Plan or

this RSU
Award Agreement to the contrary, (i) this RSU Award Agreement shall not be amended in

any manner that
would cause any amounts payable

hereunder that are not

subject to Code Section 409A

("Section 409A")
to

become

subject

thereto

(unless

they

also

are

in

compliance

therewith),

and

the

provisions

of

any
purported amendment

that may

reasonably

be expected

to

result in

such

non-compliance shall

be of

no
force or

effect with

respect to

this RSU

Award

Agreement and

(ii) the

Company,

to the

extent it

deems
necessary

or

advisable in

its

sole

discretion, reserves

the

right, but

shall not

be required,

to

unilaterally
amend or modify this RSU Award

Agreement to reflect the intention that the Plan qualifies for exemption from or complies with Section 409A in a manner that as closely as practicable achieves the original intent
of this RSU

Award Agreement and with

the least reduction,

if any, in overall

benefit to a

Grantee to

comply
with

Section

409A

on

a

timely

basis,

which

may

be

made

on

a

retroactive

basis,

in

accordance

with

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
regulations and

other guidance

issued under

Section 409A.

Neither the

Company nor

the Committee

makes
any representation

that this

RSU Award

Agreement shall

be exempt

from or

comply with

Section 409A
and makes no undertaking to preclude Section 409A from applying to this RSU Award Agreement.
S
ection 18.Successors and

Assigns.

The Company may

assign any of

its rights under

this RSU
Award

Agreement.

This

RSU

Award

Agreement

will

be

binding

upon

and

inure

to

the

benefit

of

the
successors and

assigns of

the Company.

Subject to

the restrictions

on transfer

set forth

herein, this

RSU
Award

Agreement

will

be

binding

upon

the

Grantee

and

the

Grantee's

beneficiaries,

executors,
administrators and the

person(s) to

whom the

RSUs may

be transferred by

will or

the laws

of descent

or
distribution.
S
ection 19.Severability.

The invalidity

or unenforceability

of any

provision of

the Plan

or this
RSU Award

Agreement shall not affect the validity or enforceability of any other provision of the Plan or
this

RSU

Award

Agreement,

and

each

provision

of

the

Plan

and

this

RSU

Award

Agreement

shall

be
severable and enforceable to the extent permitted by law.
Section 20.

No Impact on Other Benefits.

The value of the RSUs is not part of the Grantee's
normal or expected compensation

for purposes of calculating

any severance, retirement,

welfare, insurance
or similar employee benefit.
Section 21. Counterparts.

This

RSU

Award

Agreement

may

be

executed

in

counterparts,
each

of

which

shall

be

deemed

an

original

but

all

of

which

together

will

constitute

one

and

the

same
instrument.

Counterpart

signature

pages

to

this

RSU

Award

Agreement

transmitted

by

facsimile
transmission,

by

electronic

mail

in

portable

document

format

(.pdf),

or

by

any

other

electronic

means
intended to preserve the original graphic

and pictorial appearance of a document,

will have the same effect
as physical delivery of the paper document bearing an original signature.
Section 22.

Acceptance.

The Grantee hereby acknowledges receipt of a copy of the Plan and this Agreement.

The Grantee

has read

and understands

the terms

and provisions thereof,

and accepts

the
RSUs subject to all of the terms and conditions of the Plan and this RSU

Award Agreement.

Section 23.

Entire

Agreement

and

Binding

Effect.

This

RSU Award

Agreement and

the
Plan constitute the entire

contract between the parties

hereto with regard

to the subject matter

hereof.

They
supersede any

other agreements,

representations or

understandings (whether

oral or

written and

whether
express or

implied) that

relate to

the subject

matter hereof.

Except as

expressly stated

herein to

the contrary,
this

RSU Award

Agreement will

be binding

upon and

inure to

the

benefit of

the

respective heirs,

legal
representatives, successors and assigns of the parties hereto.
[Signature Page Follows]
The parties

to this

RSU Award

Agreement have

executed this

RSU Award

Agreement as

of the
date provided in the preamble to this agreement.

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
CROSSFIRST BANKSHARES, INC.
By: _____________________
Name:___________________
Title:____________________
[GRANTEE NAME]
By: _____________________
Name:___________________

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
EXHIBIT A
Restrictive Covenants for Grantee Employed in Arizona, Georgia, Kansas, Missouri, Texas
or New Mexico

1.
NONCOMPETITION.

For a period

of one year

following the

date of Grantee's
termination

as

a

Service

Provider

("
Termination

Date")
,

Grantee
will

not
contribute his

or her

knowledge, directly

or indirectly, in

whole or

in part,

as an

employee,
officer,

owner,

manager,

advisor,

consultant,

agent,

partner,

director,

shareholder,
volunteer,

intern

or

in

any

other

similar

capacity

to

an

entity

engaged

in

the

same

or
similar

business

as

the

Company

or

one

of

its

Affiliates

within

the

state,

region

or
metropolitan statistical area (as appropriate) for which

Grantee had responsibility for,

or
conducted business

on behalf

of, the

Company or

one of

its Affiliates during

the two

years
prior to the Termination Date.
2.
NONSOLICITATION

OF

EMPLOYEES.

For

a

period

of
one

year

following
the
Termination

Date

,

Grantee will

not directly or

indirectly,

solicit, hire, recruit,

attempt
to

hire

or

recruit,

or

induce

the

termination

of

employment

of

any

employee

of

the
Company or one of its Affiliates.
3.
NONSOLICITATIO

N

OF

COMPANY

CUSTOMERS.

For

a

period

of
one

year
following
the Termination

Date

,

Grantee will not

directly or indirectly, solicit, contact
(including,

but

not

limited

to,

e-mail,

regular

mail,

express

mail,

telephone,

fax,

and
instant

message),

attempt

to

contact

or

meet

with

the

current,

former

or

prospective
customers

of

the

Company

or

one

of

its

Affiliates

with

whom

Grantee

had

material
contact

during

Grantee's

employment,

for

purposes

of

offering

or

accepting

goods

or
services

similar

to

or

competitive

with

those

offered

by

the

Company

or

one

of

its
Affiliates.

4.
NO

DETRIMENTAL

COMMUNICATIO
NS.

Grantee
agrees

not

to

disclose

or
cause to be disclosed

at any time

any untrue, negative, adverse

or derogatory comments
or information

about the

Company or

one of

its Affiliates, any

product or

service provided
by the

Company or

one of

its Affiliates

,

or prospects

for the

future of

the Company

or
one of its

Affiliates.

Notwithstanding the foregoing,

this provision does

not in any way
limit, restrict or impede Grantee’s

ability to provide truthful testimony or information

in
response to a subpoena, court or arbitral order, or as otherwise required by law.
5.
CONFIDENTIALITY.

Grantee
acknowledges that it is the policy of the Company

to
maintain as confidential all information

about the Company’s and its Affiliates' business,
proprietary,

and

technical

information

that

is

not

known

to

others,

including

without
limitation, customer

lists, information relating

to the

Company's or one

of its

Affiliates'
customers,

their

businesses,

operations,

employees

and

customers,

unique

concepts,
lending practices,

sales presentations,

marketing programs,

marketing strategies,

business
practices, pricing information,

employment handbooks, training

materials/manuals, cost
information, customer

leads, documents

identifying past,

present and

future customers,
hiring

and

training

methods,

investment

policies,

financial

and

other

confidential,
proprietary and/or trade secret

information concerning the Company’s

and its Affiliates'

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
operations

and

growth

plans

("Confidential

Information").

Grantee

recognizes

that

the
Confidential Information is the sole and exclusive property of the Company or one of its
Affiliates,

and

that

disclosure

of

Confidential

Information

would

cause

damage

to

the
Company or one

of its Affiliates.

Grantee shall not

at any time

disclose or authorize the
disclosure

of

Confidential

Information

that

(a) is

disclosed

to

or

known

by

Grantee

as
result

of

as

a

consequence

of

or

through

the

Grantee's

performance

of

services

for

the
Company

or

one

of

its

Affiliates,

(b)

is

not

publicly

or

generally

known

outside

the
Company or one

of its Affiliates

and (c) relates

in any

manner to the

Company's or one
of its Affiliates' business.

This Section 5 shall apply in addition

to, and not in derogation
of

any

other

confidentiality

agreements

that

may

exist,

now

or

in

the

future,

between
Grantee and the Company or one of its Affiliates.
1.
On

or

before

the

Termination

Date
,
Grantee

shall

return

to

the

Company,

all
records,

lists,

compositions,

documents

and

other

items

which

contain,

disclose
and/or

embody

any

Confidential

Information

(including,

without

limitation,

all
copies,

reproductions,

summaries

and

notes

of

the

contents

thereof,

expressly
including all electronically-stored

data, wherever stored),

regardless of the

person
causing the same to be in such form, and Grantee will certify that the provisions of
this paragraph have been complied with.
2.
Notwithstanding

the

above

or

any

provision

of

this

Exhibit

A

or

any

other
agreement executed by the Grantee to the

contrary,

there shall be no restriction on
the Grantee's

ability

to (i)

report violations

of

any

law or

regulation,

(ii)

provide
truthful testimony or

information pursuant

to subpoena,

court order, or

similar legal
process, (iii) provide truthful information to government or regulatory agencies, or
(iv)

otherwise

engage

in

whistleblower

activity

protected

by

the

Securities
Exchange

Act

of

1934,

the

Dodd-Frank

Wall

Street

Reform

and

Consumer
Protection

Act,

or

any

rules

or

regulations

issued

thereunder,

including,

without
limitation, Rule 21F-17.

In addition, 18 U.S.C.

§1833(b) provides, in part:

“(1) An
individual shall

not be

held criminally

or civilly

liable under any

Federal or

State
trade secret

law for the

disclosure of a

trade secret that

(A) is

made (i)

in confidence
to a Federal,

State, or local

government official,

either directly or

indirectly,

or to
an attorney; and (ii) solely for the

purpose of reporting or investigating a suspected
violation of law; or (B) is made in a complaint or other

document filed in a lawsuit
or other

proceeding, if

such filing

is made

under seal.

…. (2) An

individual who
files a lawsuit for retaliation

by an employer for reporting a

suspected violation of
law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court

proceeding, if the individual (A) files any

document
containing the

trade secret

under seal;

and (B)

does not

disclose the

trade secret,
except pursuant

to court

order.”

Nothing in

this Exhibit

A, any

other agreement
executed by the

Grantee is

intended to conflict

with the

statutory protection

in 18
U.S.C. §1833(b).
6.
BREACH

OF

COVENANTS.

In

the

event

of

a

breach

of

any

of

the

covenants
contained

in

this

Exhibit

A:

(a)

any

unvested

portion

of

the

RSUs

shall

be

forfeited
effective as of the date

of such breach, unless sooner terminated

by operation of another
term of condition of the RSU

Award

Agreement or the Plan; and (b) the

Grantee hereby

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
consents and agrees that the Company or one of its Affiliates shall be entitled to seek, in
addition

to

other

available

remedies,

a

temporary

or

permanent

injunction

or

other
equitable

relief

against

such

breach

or

threatened

breach

from

any

court

of

competent
jurisdiction, without the

necessity of

showing any actual

damages or that

money damages
would not afford

an adequate remedy,

and without the

necessity of posting

any bond or
security.

The aforementioned equitable

relief shall be

in addition to,

not in lieu

of, legal
remedies, monetary damages or other available forms of relief.
7.
SEVERABILITY.

If any of the provisions

of this Exhibit A

shall otherwise contravene
or be invalid

under the

laws of

any state,

country or

other jurisdiction

where this

Exhibit

A
is applicable

but for

such contravention

or invalidity, such

contravention

or invalidity

shall
not invalidate

all of

the provisions

of this

Exhibit A

but rather

it shall

be construed, insofar
as the laws of that state or other jurisdiction are concerned,

as not

containing

the provision
or provisions

contravening

or invalid

under the

laws of that

state or

jurisdiction, or

a court
of

competent

jurisdiction

may

reform

any

such

invalid

provision,

and

the

rights

and
obligations created hereby shall be construed and enforced accordingly.

Restrictive Covenants for Grantee Employed in Oklahoma
1.
NONSOLICITATION

OF EMPLOYEES.

For a period of

one year following
the date of
Grantee's termination as a Service

Provider ("
Termination

Date

"),

Grantee will not
directly

solicit,

hire,

recruit,

attempt

to

hire

or

recruit,

or

induce

the

termination

of
employment of any employee of the Company or one of

its Affiliates during the two years
prior to the Termination Date.
2.
NONSOLICITATION

OF COMPANY CUSTOMERS.

For a

period of

one year

following
the Termination Date,

Grantee will

not directly

solicit, interfere

with, or

attempt to

interfere
with any of the Company

's or one of its

Affiliates' established customer

relationships that
existed

at

Grantee's

Termination

Date

for

purposes

of

offering

or

accepting

goods

or
services

similar

to

or

competitive

with

those

offered

by

the

Company

or

one

of

its
Affiliates.

3.
NO DETRIMENTAL

COMMUNICATIONS.

Grantee agrees not

to disclose or

cause to
be

disclosed

at

any

time

any

untrue,

negative,

adverse

or

derogatory

comments

or
information about the

Company or one of

its Affiliates, any product or

service provided by
the Company or one of its Affiliates,

or prospects for the future of the Company or one of
its

Affiliates.

Notwithstanding

the

foregoing,

this

provision

does

not

in

any

way

limit,
restrict or

impede Grantee’s ability

to provide

truthful testimony

or information

in response
to a subpoena, court or arbitral order, or as otherwise required by law.
4.
CONFIDENTIALITY.

Grantee

acknowledges

that

it

is

the

policy

of

the

Company

to
maintain as confidential

all information about

the Company’s

and its Affiliates'

business,
proprietary,

and

technical

information

that

is

not

known

to

others,

including

without
limitation,

customer

lists,

information

relating

to

the

Company's

or

one

of

its

Affiliates'
customers,

their

businesses,

operations,

employees

and

customers,

unique

concepts,
lending practices, sales presentations, marketing

programs, marketing strategies, business
practices,

pricing

information,

employment

handbooks,

training

materials/manuals,

cost

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
information,

customer

leads,

documents

identifying

past,

present

and

future

customers,
hiring

and

training

methods,

investment

policies,

financial

and

other

confidential,
proprietary and/or

trade

secret information

concerning

the Company’s

and

its

Affiliates'
operations

and

growth

plans

("Confidential

Information").

Grantee

recognizes

that

the
Confidential Information

is the sole

and exclusive

property of the

Company or

one of

its
Affiliates,

and

that

disclosure

of

Confidential

Information

would

cause

damage

to

the
Company or

one of

its Affiliates.

Grantee shall

not at

any time

disclose or

authorize the
disclosure of

Confidential Information

that (a) is

disclosed to

or known

by Grantee

as result
of as a consequence of or through the

Grantee's performance of services for the Company
or one of its Affiliates,

(b) is not publicly or generally known outside the Company or one of

its

Affiliates

and

(c)

relates

in

any

manner

to

the

Company's

or

one

of

its

Affiliates
business.

This

Section

4

shall

apply

in

addition

to,

and

not

in

derogation

of

any

other
confidentiality agreements

that may

exist, now

or in

the future,

between Grantee

and the
Company or one of its Affiliates.
1.
On

or

before

the

Termination

Date,

Grantee

shall

return

to

the

Company,

all
records,

lists,

compositions,

documents

and

other

items

which

contain,

disclose
and/or

embody

any

Confidential

Information

(including,

without

limitation,

all
copies,

reproductions,

summaries

and

notes

of

the

contents

thereof,

expressly
including all

electronically-stored data, wherever

stored), regardless of

the person
causing the same to be in such form, and Grantee will certify that the provisions of
this paragraph have been complied with.
2.
Notwithstanding

the

above

or

any

provision

of

this

Exhibit

A

or

any

other
agreement executed by the Grantee to the

contrary,

there shall be no restriction on
the Grantee's

ability

to (i)

report violations

of

any

law or

regulation,

(ii)

provide
truthful testimony or

information pursuant

to subpoena,

court order, or

similar legal
process, (iii) provide truthful information to government or regulatory agencies, or
(iv)

otherwise

engage

in

whistleblower

activity

protected

by

the

Securities
Exchange

Act

of

1934,

the

Dodd-Frank

Wall

Street

Reform

and

Consumer
Protection

Act,

or

any

rules

or

regulations

issued

thereunder,

including,

without
limitation, Rule 21F-17.

In addition, 18 U.S.C.

§1833(b) provides, in part:

“(1) An
individual shall

not be

held criminally

or civilly

liable under any

Federal or

State
trade secret

law for the

disclosure of a

trade secret that

(A) is

made (i)

in confidence
to a Federal,

State, or local

government official,

either directly or

indirectly,

or to
an attorney; and (ii) solely for the

purpose of reporting or investigating a suspected
violation of law; or (B) is made in a complaint or other

document filed in a lawsuit
or other

proceeding, if

such filing

is made

under seal.

…. (2) An

individual who
files a lawsuit for retaliation

by an employer for reporting a

suspected violation of
law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court

proceeding, if the individual (A) files any

document
containing the

trade secret

under seal;

and (B)

does not

disclose the

trade secret,
except pursuant

to court

order.”

Nothing in

this Exhibit

A, any

other agreement
executed by the

Grantee is

intended to conflict

with the

statutory protection

in 18
U.S.C. §1833(b).

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
5.
BREACH OF COVENANTS.

In the event of a breach of

any of the covenants contained
in this

Exhibit A:

(a) any

unvested portion

of the

RSUs shall

be forfeited

effective as

of
the date of

such breach, unless

sooner terminated by

operation of another

term of condition
of the RSU Award Agreement or the Plan; and (b) the Grantee hereby consents and agrees that

the

Company

or

one

of

its

Affiliates

shall

be

entitled

to

seek,

in

addition

to

other
available remedies,

a temporary

or permanent

injunction or

other equitable

relief against
such

breach

or

threatened

breach

from

any

court

of

competent

jurisdiction,

without

the
necessity

of

showing

any

actual

damages

or

that

money

damages

would

not

afford

an
adequate

remedy,

and

without

the

necessity

of

posting

any

bond

or

security.

The
aforementioned

equitable

relief

shall

be

in

addition

to,

not

in

lieu

of,

legal

remedies,
monetary damages or other available forms of relief.
6.
SEVERABILITY.

If any of the provisions of this Exhibit A shall otherwise contravene or be invalid under the laws of any state, country

or other jurisdiction where this Exhibit A is
applicable but

for such

contravention or

invalidity,

such contravention

or invalidity

shall
not invalidate all of the

provisions of this Exhibit A but

rather it shall be construed,

insofar
as the laws of that state or other

jurisdiction are concerned, as not containing the provision
or provisions

contravening or

invalid under

the laws

of that

state or

jurisdiction, and

the
rights and obligations created hereby shall be construed and enforced accordingly.
Restrictive Covenants for Grantee Employed in Colorado
1.
The provisions in paragraphs 2 and 4 are

for the protection of the Company's or one

of its
Affiliates'

trade secrets.

The

provisions

in

paragraphs 2

apply

only

to

a

Grantee

whose
annualized

cash

compensation

is

equivalent

to

or

greater

than

the

threshold

amount

for
highly compensated workers established by the Division of Labor Standards and Statistics
in the

Colorado Department

of Labor

and Employment.

The provisions

in paragraphs

2
and

4

apply

only

to

a

Grantee

whose

annualized

cash

compensation

is

equivalent

to

or
greater than 60% of

the threshold amount for

highly compensated workers established

by
the Division

of Labor

Standards and

Statistics in

the Colorado

Department of

Labor and
Employment.
2.
NONCOMPETITION.

For

a

period

of

one year

following

the

date

of

Grantee's
termination as a Service Provider

("
Termination

Date")
, Grantee
will not

contribute
his or

her knowledge,

directly or

indirectly,

in whole

or in

part, as

an employee,

officer,
owner, manager, advisor, consultant, agent,

partner, director, shareholder, volunteer, intern
or in any other similar capacity to an entity engaged in the same or similar business as the
Company or one of its Affiliates within the state,

region or metropolitan statistical area (as
appropriate) for which Grantee had responsibility for,

or conducted business on behalf of,
the Company or one of its Affiliates during the two years prior to the Termination

Date.
3.
NONSOLICITATION

OF

EMPLOYEES.

For

a

period

of

one

year

following

the
Termination

Date, Grantee will not directly

solicit, hire, recruit, attempt to

hire or recruit,
or induce

the termination

of employment

of any

employee of

the Company

or one

of its
Affiliates.

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
4.
NONSOLICITATIO

N

OF

COMPANY

CUSTOMERS.

For

a

period

of
one

year
following
the Termination

Date

,

Grantee will not directly or

indirectly, solicit,

contact
(including, but not

limited to, e-mail,

regular mail, express

mail, telephone, fax,

and instant
message), attempt to contact or meet

with the current, former or prospective

customers of
the

Company

or

one

of

its

Affiliates

with

whom

Grantee

had

material

contact

during
Grantee's employment,

for purposes

of offering

or accepting

goods or

services similar

to
or competitive with those offered by the Company or one of its Affiliates.

5.
NO DETRIMENTAL

COMMUNICATION

S.

Grantee agrees not

to disclose or

cause to
be

disclosed

at

any

time

any

untrue,

negative,

adverse

or

derogatory

comments

or
information about the

Company or one of

its Affiliates, any product or

service provided by
the Company or one of its Affiliates,

or prospects for the future of the Company or one of
its

Affiliates.

Notwithstanding

the

foregoing,

this

provision

does

not

in

any

way

limit,
restrict or

impede Grantee's ability

to provide truthful

testimony or information

in response
to a subpoena, court or arbitral order, or as otherwise required by law.
6.
CONFIDENTIALITY.

Grantee

acknowledges

that

it

is

the

policy

of

the

Company

to
maintain

as

confidential

all

information

about

the

Company’s

or

one

of

its

Affiliates'
business,

proprietary,

and

technical

information

that

is

not

known

to

others,

including
without limitation,

customer lists and

information relating

to the Company's

or one of

its
Affiliates'

customers,

their

businesses,

operations,

employees

and

customers,

unique
concepts, lending practices, sales

presentations, marketing programs, marketing

strategies,
business

practices,

pricing

information,

employment

handbooks,

training
materials/manuals, cost

information, customer

leads, documents

identifying past,

present
and future customers, hiring and

training methods, investment policies, financial

and other
confidential, proprietary and/or trade secret information concerning the Company’s or one
of

its

Affiliates'

operations

and

growth

plans

("Confidential

Information").

Grantee
recognizes

that

the

Confidential

Information

is

the

sole

and

exclusive

property

of

the
Company or

one of

its Affiliates,

and that

disclosure of

Confidential Information

would
cause damage

to the

Company or

one of

its Affiliates.

Grantee shall

not at

any time

disclose
or authorize the disclosure

of Confidential Information that (a) is

disclosed to or known

by
Grantee as result of as

a consequence of or through the

Grantee's performance of services
for the Company or one of its Affiliates,

(b) is not publicly or generally known outside the
Company or one of its Affiliates and (c) relates in any manner to the Company's or one of
its Affiliates' business.

This Section 6 shall

apply in addition to,

and not in derogation

of
any other confidentiality agreements that may exist,

now or in the future, between

Grantee
and the Company or one of its Affiliates.
1.
On

or

before

the

Termination

Date,

Grantee

shall

return

to

the

Company,

all
records,

lists,

compositions,

documents

and

other

items

which

contain,

disclose
and/or

embody

any

Confidential

Information

(including,

without

limitation,

all
copies,

reproductions,

summaries

and

notes

of

the

contents

thereof,

expressly
including all

electronically-stored data, wherever

stored), regardless of

the person
causing the same to be in such form, and Grantee will certify that the provisions of
this paragraph have been complied with.

Exhibit 10.13

Time-Based Vesting RSU Award

Agreement
v. 02.17.2023
2.
Notwithstanding

the

above

or

any

provision

of

this

Exhibit

A

or

any

other
agreement executed by Grantee to the contrary,

there shall be no restriction on

the
Grantee’s

ability

to

(i)

report

violations

of

any

law

or

regulation,

(ii)

provide
truthful testimony or

information pursuant

to subpoena,

court order, or

similar legal
process, (iii) provide truthful information to government or regulatory agencies, or
(iv)

otherwise

engage

in

whistleblower

activity

protected

by

the

Securities
Exchange

Act

of

1934,

the

Dodd-Frank

Wall

Street

Reform

and

Consumer
Protection

Act,

or

any

rules

or

regulations

issued

thereunder,

including,

without
limitation, Rule 21F-17.

In addition, 18 U.S.C.

§1833(b) provides, in part:

“(1) An
individual shall

not be

held criminally

or civilly

liable under any

Federal or

State
trade secret

law for the

disclosure of a

trade secret that

(A) is

made (i)

in confidence
to a Federal,

State, or local

government official,

either directly or

indirectly,

or to
an attorney; and (ii) solely for the

purpose of reporting or investigating a suspected
violation of law; or (B) is made in a complaint or other

document filed in a lawsuit
or other

proceeding, if

such filing

is made

under seal.

…. (2) An

individual who
files a lawsuit for retaliation

by an employer for reporting a

suspected violation of
law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court

proceeding, if the individual (A) files any

document
containing the

trade secret

under seal;

and (B)

does not

disclose the

trade secret,
except pursuant

to court

order.”

Nothing in

this Exhibit

A, any

other agreement
executed by the

Grantee is

intended to conflict

with the

statutory protection

in 18
U.S.C. §1833(b).
7.
BREACH OF COVENANTS.

In the event of a breach of

any of the covenants contained
in this

Exhibit A:

(a) any

unvested portion

of the

RSUs shall

be forfeited

effective as

of
the date of

such breach, unless

sooner terminated by

operation of another

term of condition
of the RSU Award Agreement or the Plan; and (b) the Grantee hereby consents and agrees that

the

Company

or

one

of

its

Affiliates

shall

be

entitled

to

seek,

in

addition

to

other
available remedies,

a temporary

or permanent

injunction or

other equitable

relief against
such

breach

or

threatened

breach

from

any

court

of

competent

jurisdiction,

without

the
necessity

of

showing

any

actual

damages

or

that

money

damages

would

not

afford

an
adequate

remedy,

and

without

the

necessity

of

posting

any

bond

or

security.

The
aforementioned

equitable

relief

shall

be

in

addition

to,

not

in

lieu

of,

legal

remedies,
monetary damages or other available forms of relief.
8.
SEVERABILITY.

If any of the provisions of this Exhibit A shall otherwise contravene or be invalid under

the laws of

any state,

country or

other jurisdiction

where this Exhibit

A is
applicable

but for such contravention

or invalidity, such contravention or

invalidity shall
not invalidate all of the

provisions of this Exhibit A but rather it shall be construed, insofar as the laws of that state or other jurisdiction are concerned,

as not

containing

the
provision

or provisions

contravening

or invalid

under

the laws

of that

state

or jurisdiction, or
a court of competent jurisdiction may reform any such invalid provision, and the rights and obligations created hereby shall be construed and enforced accordingly.